Exhibit 99

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER OF
BOISE CASCADE CORPORATION

          We are providing this Certificate pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C., Section 1350. It accompanies Boise Cascade Corporation's quarterly report on Form 10-Q for the quarter ended September 30, 2002.

________________

          I, George J. Harad, Boise Cascade Corporation's chief executive officer, certify that:

          (i)        the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

          (ii)        the information contained in the Form 10-Q fairly presents, in all material respects, Boise Cascade Corporation's financial condition and results of operations.

/s/ George J. Harad _______________________________ George J. Harad Chief Executive Officer

          I, Theodore Crumley, Boise Cascade Corporation's chief financial officer, certify that:

          (i)        the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

          (ii)        the information contained in the Form 10-Q fairly presents, in all material respects, Boise Cascade Corporation's financial condition and results of operations.

/s/ Theodore Crumley _______________________________ Theodore Crumley Chief Financial Officer

Dated: November 12, 2002